UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 16, 2009
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BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
___________

New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

12 East 49th Street, 31st Floor
New York, New York
(Address of Principal Executive Offices)

10017
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    At the Annual Meeting of Shareholders of Broadpoint Gleacher Securities Group, Inc. (the “Company”) held on June 16, 2009 (the “Annual Meeting”), the shareholders of the Company (1) approved the Amendment and Restatement of the Broadpoint Securities Group, Inc. 2003 Non-Employee Directors Stock Plan (the “2003 Plan”) and (2) the Amendment and Restatement of the Broadpoint Securities Group, Inc. 2007 Incentive Compensation Plan (the “2007 Plan”).  Also effective June 16, 2009, the names of each of the 2003 Plan and the 2007 Plan were changed consistent with the Company's name change.  The following is a summary and general description of the purpose and principal terms of the Amended and Restated 2003 and Amended and Restated 2007 Plans:

2003 Plan

Purpose.  The purpose of the 2003 Plan is to promote the interests of the Company, its subsidiaries and its shareholders by further aligning the intentions of directors with those of the Company’s shareholders.  To do this, the 2003 Plan offers equity-based opportunities providing directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

Number of Shares.  The maximum number of shares of common stock of the Company (“Common Stock”) as to which awards could be granted may not exceed 2,000,000 shares.  The limits on the numbers of shares that can be issued are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

Administration and Eligibility.  The administration, interpretation and operation of the 2003 Plan will be vested in the Board of Directors of the Company (the “Board”). The day-to-day administration of the 2003 Plan will be carried out by persons other than members of the Board designated by the Board.  Each Director who is not an employee of the Company or any of its controlled subsidiaries (a “Non-Employee Director”) is eligible to receive awards under the 2003 Plan.

Awards Under the 2003 Plan.  Both stock options and restricted shares may be awarded under the 2003 Plan.  All awards will be evidenced by an agreement approved by the Board.  Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company’s shareholders and whose service will continue after such meeting will be eligible to receive a grant of restricted shares or options to purchase shares of Common Stock. The number of options or restricted shares to be awarded is within the discretion of the Board, except that no Non-Employee Director may receive an option worth more than $100,000 (as determined by the Board) or more than $100,000 in restricted shares.

Currently, each person who is or becomes a Non-Employee Director on the date of an Annual Meeting of the Company’s shareholders and whose service will continue after such meeting will be eligible to receive a grant of restricted shares or options to purchase shares of Common Stock. Under the 2003 Plan as amended and restated, each person who is or becomes a Non-Employee Director on the date of the Annual Meeting and whose service will continue after such meeting will receive an award of stock options worth $50,000 or $50,000 in restricted shares (as elected by the Non-Employee Director).

The Non-Employee Director must elect prior to the Annual Meeting whether such award will be made in the form of stock options or restricted shares. Shares of restricted stock will be subject to vesting conditions as set forth in the award agreement.  The 2003 Plan also permits the Board to allow each Non-Employee Director to elect to receive all or a portion of his or her annual cash retainer in the form of stock options or restricted stock. The Board will determine the terms of such restricted shares.

The exercise price of all options granted under the 2003 Plan must equal the fair market value of a share of Common Stock on the date of grant. Each option will have a term of not more than ten years (as determined by the Board) and, unless otherwise determined by the Board in its sole discretion, will vest as to one-third of the shares on the first three anniversaries of the grant date. Payment for the underlying Common Stock upon exercise of an option may be made either in cash, by certified check, bank draft, or money order by delivery of shares of Common Stock already owned by the Non-Employee Director for at least six months, or, if permitted by the Board and applicable law, some other form of payment acceptable to the Board. Unless the Board establishes otherwise, the options granted under the 2003 Plan will not entitle a Non-Employee Director to receive dividend equivalents with respect to his or her shares subject to the option.

Restricted share awards are grants of Common Stock made to a Non-Employee Director subject to conditions established by the Board in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event will restricted shares vest prior to six months after the date of grant. A Non-Employee Director may not sell or otherwise dispose of restricted shares until the conditions imposed by the Board have been satisfied. Restricted share awards under the 2003 Plan may be granted alone or in addition to stock options. Restricted shares which vest will be reissued as unrestricted Common Stock. Each Non-Employee Director who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

Forfeiture Upon Termination.   If a person ceases to be a Non-Employee Director on the Board for any reason (other than death or total disability), any unexercisable stock option will be forfeited and cancelled by the Company. Such Non-Employee Director’s right to exercise any then-exercisable stock option will terminate 90 days after the date of such termination (but not beyond the stated term of such stock option). If a Non-Employee Director dies or becomes totally disabled, such director (or the estate or other legal representative of the Non-Employee Director), to the extent the stock options are exercisable immediately prior to the date of death or total disability, will be entitled to exercise any stock options at any time within the one-year period following such death or disability, but not beyond the stated term of such stock option.

If a person ceases to be a Non-Employee Director on the Board for any reason (other than death or total disability) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, such restricted shares will be forfeited by such Non-Employee Director. In the case of death or total disability of a Non-Employee Director, he or she (or the estate or other legal representatives of the Non-Employee Director) will become 100% vested in any restricted shares as of the date of termination.

Change of Control; Merger.  If a Change of Control, as defined in the 2003 Plan, occurs (i) all stock options then unexercised and outstanding will become fully vested and exercisable and (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied, each as of the date of the Change of Control.

If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (a “Merger Event”) and the Company will be or is the surviving entity, the Board may, as of the date of such Merger Event, replace such stock options with substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which will substantially preserve the value, rights and benefits of any affected stock options granted hereunder as of the date of the consummation of the Merger Event. If any Merger Event occurs, the Company has the right, but not the obligation, to pay to each affected Non-Employee Director an amount in cash or certified check equal to the excess of the fair market value of the Common Stock underlying any unexercised stock options (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options. If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described above, the Company will compel and obligate, as a condition of the consummation of the Merger Event that the surviving entity grant substitute stock options in the manner described in the 2003 Plan. Upon receipt by any affected Non-Employee Director of any such substitute stock options (or payment) as a result of any such Merger Event, such Non-Employee Director’s affected stock options for which such substitute options (or payment) were received will thereupon be cancelled without the need for obtaining the consent of any such affected Non-Employee Director.

Recapitalization Adjustments.   In the event of any change in capitalization affecting the Common Stock of the Company, including without limitation, a distribution, recapitalization, stock split, reverse stock split, consolidation, subdivision, split-up, spin-off, split-off, combination, or exchange of Common Stock or other corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2003 Plan, the Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the maximum number of shares of Common Stock of the Company with respect to which awards may be granted, (ii) the number of shares of Common Stock of the Company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price or other price per share with respect to any outstanding awards.

Amendment, Suspension or Termination of the 2003 Plan.   The Board may suspend or terminate the 2003 Plan (or any portion thereof) at any time and may amend the 2003 Plan at any time and from time to time in such respects as the Board may deem advisable to ensure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Non-Employee Directors to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination will (x) materially adversely effect the rights of any Non-Employee Director under any outstanding Stock Options or Restricted Share grants, without the consent of such Non-Employee Director or (y) be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule (such as increasing the number of shares of Common Stock that may be issued under the 2003 Plan.

2007 Plan

Purpose. The 2007 Plan is intended to qualify certain compensation awarded under the 2007 Plan as “performance-based” compensation under Section 162(m) of the Code, to the extent deemed appropriate by the Executive Compensation Committee of the Company (“Compensation Committee”) which administers the 2007 Plan. Section 162(m) generally eliminates a federal income tax deduction for annual compensation in excess of one million dollars paid by the Company to any officer named in the Summary Compensation Table of the Company’s Proxy Statement unless that compensation is paid on account of attainment of one or more “performance-based” goals. One requirement for compensation to be performance-based is that the compensation is paid pursuant to a plan that the shareholders have approved.

The 2007 Plan is designed to advance the interests of the Company by providing a means through which incentive awards can be granted to officers, other employees and persons who provide services to the Company and its subsidiaries. By making grants of awards under this plan, the Company can attract, retain and reward such persons and, by linking compensation measures to performance, the Company can provide incentives for the creation of shareholder value. In addition, the interests of the Company’s shareholders and the award recipients can be more closely aligned by giving the recipients an interest in the long-term success of the Company.

Number of Shares.  Awards may be made under the 2007 Plan if, at the time of grant, the aggregate number of shares subject to outstanding awards under the 2007 Plan and outstanding awards under the First Albany Restricted Stock Inducement Plan, the 1989 Stock Incentive Plan, 1999 Long-Term Incentive Plan, and the 2001 Long-Term Incentive Plan (the “Preexisting Plans”) plus the number of shares subject to the award being granted under the 2007 Plan do not exceed the sum of 15,675,000 shares and 25% of the number of shares issued and outstanding immediately prior to the grant of such award. The 2007 Plan provides that no further awards will be granted under the Preexisting Plans. There is a maximum of 2.5 million shares that may be subject to incentive stock options granted under the 2007 Plan.

Administration.    The 2007 Plan is administered by the Compensation Committee. The Compensation Committee has the full and final authority to, among other matters, select the persons to whom awards may be granted; determine the type(s) of awards that may be granted under the 2007 Plan to each participant; determine under what circumstances awards may be settled or the exercise price of an award may be paid in cash, shares, other awards or other property, or an award may be cancelled, forfeited or surrendered; and to construe and interpret the provisions of the 2007 Plan and outstanding awards.

Any action taken by the Compensation Committee with respect to the 2007 Plan will be final, conclusive, and binding on all persons, including the Company, its subsidiaries, participants, and any person claiming any rights under the 2007 Plan from or through any participant or shareholder. The Compensation Committee may delegate to officers or managers of the Company or its subsidiaries, the authority to perform functions designated by the Compensation Committee, to the extent that such delegation is permitted under applicable laws. In addition, the Board of directors may perform any function of the Compensation Committee in order to ensure that transactions under the 2007 Plan are exempt under Rule 16b-3.

Eligibility. Persons eligible to receive awards under the 2007 Plan include (a) executive officers, other officers or employees of the Company and its subsidiaries, including directors, (b) any person who provides substantial personal services to the Company or any subsidiary not solely in the capacity as a director, and (c) any person who has agreed to become an employee of the Company or any subsidiary provided that such person cannot receive any payment or exercise any right relating to an award until such person has begun employment.

Awards under the 2007 Plan.

Options - Under the 2007 Plan, the Compensation Committee is authorized to grant options to purchase shares to participants under the following terms. The exercise price of the option will be determined by the Compensation Committee, however, the exercise price may not be below the fair market value (on the date of grant) of the shares covered by the option. The Compensation Committee will determine the time an option may be exercised and method by which a exercise price may be deemed paid, as well as the form of such payment. The Compensation Committee will determine at the time of grant the terms of vesting and forfeiture of the options. Options granted under the 2007 Plan may be nonqualified stock options or options that qualify are “incentive stock options” under Section 422 of the Code.

Stock Appreciation Rights (“SARs”) - SARs are awards that give a participant the right to receive payment from the Company in an amount equal to (1) the excess of the fair market value of a share on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the award is exercised. The grant price of the SAR will not be less than the fair market value of one share on the date of grant. The Compensation Committee determines the terms and conditions of each SAR, including time(s) when an SAR may exercised, method of settlement, and method of delivery. The Compensation Committee will determine at the time of grant the terms of vesting and forfeiture of the SARs.

Restricted Stock Awards - Restricted stock awards are shares of the Company’s Common Stock which vest in accordance with terms established by the Executive Compensation Committee in its discretion. Restricted stock will be subject to restrictions on transferability and other restrictions that the Compensation Committee may impose. These restrictions may lapse separately or in combination as the Compensation Committee may determine. Except as restricted under the terms of the 2007 Plan and any award agreement regarding restricted stock, a participant will have all the rights of a shareholder including the right to vote restricted stock or the right to receive dividends. Except as otherwise determined by the Compensation Committee, upon termination of employment or service during the applicable restriction period, restricted stock will be forfeited and reacquired by the Company.

The Compensation Committee may require that cash dividends paid on a share of restricted stock may be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2007 Plan.

Deferred Stock and Restricted Stock Units - Deferred stock awards (also referred to as Restricted Stock Units) refer to rights to receive shares that will be delivered to participants at specified future dates. Shares will be issued at the expiration of the deferral or vesting period specified for an award by the Compensation Committee. In addition the Compensation Committee may impose restrictions that may lapse at the expiration date, an earlier specified date, or otherwise as the Compensation Committee may determine. The Compensation Committee, in its discretion, also may provide that an award will be settled in cash rather than shares.

Except as otherwise provided by the Compensation Committee, upon termination of employment during the applicable deferral or vesting period or portion thereof to which forfeiture conditions apply, all deferred stock or restricted stock units that remain subject to such risk of forfeiture will be forfeited.

Bonus Shares and Awards in Lieu of Cash Obligations - The Compensation Committee is authorized to grant shares as a bonus or grant shares in lieu of Company obligations to pay cash or other awards under other 2007 plans or compensatory arrangements. These shares or awards will be subject to terms determined by the Compensation Committee.

Other Stock Awards - The Compensation Committee is authorized to grant such other awards as may be denominated in, payable in, or otherwise based on the stock of the Company. These shares or awards will be subject to terms determined by the Compensation Committee.

Deferred Compensation Awards - The Compensation Committee is authorized to grant awards in lieu of cash compensation or upon the deferral of cash compensation payable by the Company, including cash amounts payable under other plans. Such awards may be granted at a discount related to the value of the Award in lieu of the deferred compensation.

Performance-Based Awards - The Compensation Committee may establish performance goals for individual employees, groups of employees or the Company as a whole. Such goals may be based on: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; profitability; (6) economic value created (as defined in the 2007 Plan); (7) operating margins or profit margins; (8) income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, service fees, and extraordinary or special items; net income; (9) total shareholder return or stock price; (10) book value per share; (11) expense management; improvements in capital structure; working capital; costs; and (12) any of the above goals as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparator companies. It may make grants of performance-based awards contingent upon the attainment of such goals. Such awards may be settled in the form of cash, restricted stock or restricted stock units or a combination of cash and restricted stock or restricted stock units.

Annual Incentive Awards - The Compensation Committee may grant annual incentive awards as an alternative to traditional cash bonuses. The Compensation Committee may establish performance goals for such awards based on the same types of business criteria as used for performance-based awards. Such awards may be settled in the form of cash, restricted stock or restricted stock units or a combination of cash and restricted stock or restricted stock units.

The foregoing description of the terms of the Amended and Restated 2003 and 2007 Plans is not complete and is qualified in its entirety by reference to the copies of the plans, which are included with this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

Item 8.01.    Other Events.

    On June 16, 2009, the Company held its Annual Meeting at which the shareholders:

(1)
elected and/or re-elected five members of the Board of Directors - one Class I director, three Class II directors and one Class III director - whose terms will expire at the annual meeting of shareholders in 2011, 2012, and 2010, respectively.  The elected/re-elected directors are as follows:

Class I director:  Robert A. Gerard.

Class II directors:  Lee Fensterstock, Eric Gleacher, and Christopher R. Pechock.

Class III director:  Victor Mandel.

(2)
approved the Amendment and Restatement of the Broadpoint Securities Group, Inc. 2003 Non-Employee Directors Stock Plan (the “2003 Plan”), which increases the number of shares of Common Stock available for the grant of awards from 100,000 to 2,000,000, increases the individual annual dollar limit on grants of stock options and restricted stock under the 2003 Plan from $50,000 to $100,000, permits Non-Employee Directors to elect whether their annual grants under the 2003 Plan will be made in the form of stock options or restricted stock, permits Non-Employee Directors to elect to receive their annual cash Directors’ fees in the form of stock options or restricted stock (rather than just restricted stock), permits the Board to determine the vesting schedule and term of stock options granted under the 2003 Plan, and restates the 2003 Plan in its entirety;

(3)
approved the Amendment and Restatement of the Broadpoint Securities Group, Inc. 2007 Incentive Compensation Plan (the “2007 Plan”), which increases the number of shares of Common Stock available for the grant of awards by 5,000,000 shares, clarifies other provisions of the 2007 Plan and restates the 2007 Plan in its entirety;

(4)
approved an Amendment of the Company’s certificate of incorporation (the “Certificate of Incorporation”) to effect a reverse stock split at a ratio of not less than one-for-three, nor more than one-for-six, at any time prior to June 16, 2010, with the exact ratio to be determined by the Board of Directors; and

(5)	ratified the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

10.1 – Amended and Restated Broadpoint Gleacher Securities Group, Inc. 2003 Non-Employee Directors Stock Plan.
10.2 – Amended and Restated Broadpoint Gleacher Securities Group, Inc. 2007 Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BROADPOINT GLEACHER SECURITIES GROUP, INC.

                            By: /s/ Robert I. Turner
                            Name: Robert I. Turner
                            Title:   Chief Financial Officer

Dated: June 22, 2009